As filed with the Securities and Exchange Commission on May 24, 2006.

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           JOHN HANCOCK CAPITAL SERIES
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offseting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
                              Important Information
--------------------------------------------------------------------------------

       [Logo]
   John Hancock(R)
--------------------
 JOHN HANCOCK FUNDS

                                                                  May 24, 2006

Dear Fellow Shareholder:


I am writing to ask for your vote on important matters concerning your investment in John Hancock's mutual funds that are managed by Independence Investment LLC ("Independence"). Independence has served as the sub-adviser to John Hancock Core Equity Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Small Cap Fund for a number of years. The attached proxy statement explains the proposals and I have provided a brief overview of these matters below.

o Independence is currently a subsidiary of Manulife Financial Corporation ("Manulife"). Convergent Capital Management has entered into an agreement with Manulife to transfer all of Independence's assets to a new subsidiary to be formed at Convergent. This new subsidiary will be named "New Independence."

o Your vote concerns retaining New Independence, the successor entity to Independence, as your fund's sub-adviser. Under this arrangement, the portfolio management team that currently manages your fund would continue to manage it at New Independence. Your fund's management fees will not change as a result of this new sub-advisory agreement.

o An additional proposal you are being asked to vote on would allow John Hancock Advisers, LLC to appoint a new sub-adviser in the future without shareholder approval. This would reduce the cost and time of a proxy solicitation if your trustees determine it is appropriate to appoint a new sub-adviser.

After careful consideration, your fund's trustees recommend you vote in favor of these proposals. They believe retaining New Independence as the sub-adviser to your fund is in the best interests of you and your fellow shareholders because it promotes the long-term continuation of your fund's strategy and management. In addition, voting for a policy that gives John Hancock Advisers, LLC the authority to appoint a new sub-adviser without shareholder approval may reduce future costs.

If approved by the shareholders, the proposed changes will be effective on July 14, 2006. I encourage you to read the proxy statement and vote promptly to help us avoid the need for additional mailings at your fund's expense. Your vote matters, no matter the size of your investment.

You may vote one of three ways: via telephone by calling 1-888-221-0697; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt attention to this significant matter.

                                                Sincerely,

                                                /s/ Keith Hartstein

                                                Keith Hartstein
                                                Chief Executive Officer
                                                John Hancock Advisers, LLC

JOHN HANCOCK CORE EQUITY FUND
(a series of John Hancock Capital Series)

JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
(a series of John Hancock Institutional Series Trust)

JOHN HANCOCK SMALL CAP FUND
(a series of John Hancock Equity Trust)

(collectively, the "funds")
601 Congress Street
Boston, MA 02210

Notice of Joint Special Meeting of Shareholders to be Held July 12, 2006

A joint Special Meeting of Shareholders of each fund will be held at the funds' offices located on the 14th floor at 601 Congress Street, Boston, Massachusetts, on July 12, 2006 at 9:00 A.M., Eastern Time. The funds' Special Meetings are expected to be held concurrently and are referred to collectively as the "Meeting". The purpose of the Meeting is to consider and act upon the following:

1. A proposal to approve sub-investment management contracts among John Hancock Advisers, LLC, each fund and Independence Investments LLC. Your board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve a policy allowing the board of trustees and John Hancock Advisers, LLC to retain sub-advisers for your fund without shareholder approval. Your board of trustees recommend that you vote FOR this proposal.

3.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on May 16, 2006 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                            By order of the board of trustees,

                                            Alfred P. Ouellette
                                            Assistant Secretary

May 24, 2006

PROXY STATEMENT OF

John Hancock Core Equity Fund
(a series of John Hancock Capital Series)

John Hancock Independence Diversified Core Equity Fund II
(a series of John Hancock Institutional Series Trust)

John Hancock Small Cap Fund
(a series of John Hancock Equity Trust)

(collectively, the "funds")

This proxy statement contains the information you should know before voting on the proposals summarized below.

The funds will furnish without charge a copy of their most recent semiannual and annual reports to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of their respective fund, 601 Congress Street, Boston, Massachusetts 02210 or should call John Hancock Funds at 1-800-225-5291.

INTRODUCTION


This proxy statement is being used at the special meeting of each fund's shareholders to be held concurrently (collectively, the "meeting") at the principal executive offices of the funds, 601 Congress Street, 14th floor, Boston, Massachusetts on July 12, 2006 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider:


1. A proposal to approve a sub-investment management contract among John Hancock Advisers, LLC, each fund and Independence Investments LLC.

2. A proposal to approve a policy allowing the board of trustees and John Hancock Advisers, LLC to retain sub-advisers for your fund without shareholder approval.

3.   Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about May 24, 2006.

Who is Eligible to Vote?
Shareholders of record on May 16, 2006 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Shareholders of each fund will vote separately on each proposal and each proposal may be adopted separately by each fund. Shareholders of each class of a fund will vote together as a single class on each proposal. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

Approval of a New Sub-Investment Management Contract

John Hancock Advisers, LLC (the "adviser") serves as each fund's investment adviser and is responsible for providing each fund with a continuous investment program under an investment management contract (a "management contract") with each fund. To manage the day-to-day investment of each fund's assets, the adviser has retained Independence Investment LLC ("Independence") as sub-adviser.

Independence is currently a subsidiary of Manulife Financial Corporation ("Manulife"). A subsidiary of Manulife has entered into an agreement with the parent of Convergent Capital Management ("Convergent") pursuant to which substantially all of the assets of Independence will be transferred to a newly formed subsidiary ("New Independence") of Convergent (the "Transaction"). The adviser believes that retaining New Independence as sub-adviser to your fund is in the best interest of your fund's shareholders because it promotes the long-term continuity of your fund's investment strategy and management. The existing sub-advisory contract with Independence will automatically terminate due to the change in control of Independence.


The sub-advisory fees payable under each proposed sub-investment management contract will be borne by the adviser and not by a fund. This proposal will not have any effect upon the fees paid by the funds to the adviser or the consideration paid to the sub-adviser by the adviser. The adviser will be solely responsible for paying the proposed subadvisory fee to New Independence. The investment management fees payable by each fund to the adviser under the management contracts will not change.


For a summary of the trustees' rationale for recommending that shareholders vote to hire Independence, see "Board Consideration of Approval of New Sub-Investment Management Contracts" below.


About Independence and New Independence

Independence is located at 53 State Street, Boston, MA 02109 and is the sub-adviser to each fund. Independence was founded in 1982 and is an indirect, wholly-owned subsidiary of Manulife. As of March 31, 2006, Independence managed approximately $8.0 billion in assets under management, including the funds, accounts of or controlled by Manulife or its affiliates, and third party accounts.

New Independence is located at 53 State Street, Boston, MA 02109 and is the proposed new sub-adviser to each fund. New Independence is a newly created subsidiary of Convergent.

The principal executive officer and the directors of Independence and New Independence are listed below, along with their principal occupations.



Independence:

  Name and Title                Principal Occupation
---------------------------------------------------------------------------------------------------
 Mark. C. Lapman                Chief Executive Officer and President, Independence
 Chief Executive Officer &
 President, Director
---------------------------------------------------------------------------------------------------
 Miriam F. Cooper,              Executive Vice President and Chief Operating Officer, Independence
 Executive Vice President &
 Chief Operating Officer,
 Director
---------------------------------------------------------------------------------------------------
 John M. DeCiccio               Retired
 Director
---------------------------------------------------------------------------------------------------
 Ronald J. McHugh               Senior Vice President, John Hancock Life Insurance Company
 Director
---------------------------------------------------------------------------------------------------
 Norman Light                   Senior Vice President, Manulife Financial Corporation
 Director
---------------------------------------------------------------------------------------------------
 Leo DeBever                    Executive Vice President, Manulife Financial Corporation
 Director
---------------------------------------------------------------------------------------------------

New Independence:

  Name and Title               Principal Occupation
---------------------------------------------------------------------------------------------------------
 Mark. C. Lapman               Chief Executive Officer and President, New Independence
 Chief Executive Officer &
 President, Director
---------------------------------------------------------------------------------------------------------
 Miriam F. Cooper,             Executive Vice President and Chief Operating Officer, New Independence
 Executive Vice President &
 Chief Operating Officer,
 Director
---------------------------------------------------------------------------------------------------------
 Richard T. Adler              Chief Executive Officer and President, Convergent Capital Management, LLC
 Director
---------------------------------------------------------------------------------------------------------
 Vernon C. Kozlen              Executive Vice President, City National Bank
 Director
---------------------------------------------------------------------------------------------------------
 Jon C. Hunt                   Chief Operating Officer, Convergent Capital Management, LLC
 Director
---------------------------------------------------------------------------------------------------------

About Convergent

Convergent, located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, is an investment management holding company that currently operates through nine subsidiaries. Collectively, these Convergent subsidiaries have assets under management of approximately $8.5 billion. Convergent is a subsidiary of City National Corporation, a publicly traded financial services company located in California.


About the Proposed Change in Control of Independence

The Transaction is structured as a sale of assets. New Independence will acquire substantially all of the assets of Independence and assume many of Independence's liabilities. New Independence will be a subsidiary of Convergent. The transaction is not anticipated to have any effect upon the portfolio management team or resources of the sub-adviser. The portfolio manager of each fund has agreed to be an employee of New Independence. Under the agreement with Convergent, all of the employees of Independence are to be offered employment with New Independence. Independence believes that most of its employees, including the portfolio managers and analysts responsible for each of the funds and the executives responsible for the management of Independence, will become employees of New Independence. The Transaction is not expected to result in any material change in the manner in which New Independence conducts its business, its compliance systems or resources, or its investment operations. There are no plans for changes in the portfolio management team for the funds or in the current executive management of Independence. No changes in investment process or resources are anticipated to occur as a result of the Transaction.

In consideration for such transfer of assets and assumption of liabilities, Convergent will pay Manulife a specified amount at closing. Manulife will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of Manulife and its affiliates or accounts for which Manulife or its affiliates act as investment adviser, including the funds, meet certain revenue targets. Consequently, while the contingent payments are not dependent upon the approval or continuation of the sub-investment management contracts with respect to any fund, the revenues earned by New Independence as a result of its sub-advisory relationship with respect to the funds would count towards the revenue target necessary to earn the contingent payments.


The closing of the Transaction is subject to a number of customary conditions, including the requirement that the revenue run rate of New Independence from consenting clients is not less than 77.5% of the historical revenue run rate of Independence. However, the approval of new sub-investment management contracts for the funds, while affecting the ability to achieve such revenue run rate, is not a condition to the closing of the Transaction. Convergent and Manulife have agreed that in order to comply with Section 15(f) under the Investment Company Act of 1940, as amended ("the 1940 Act"), no unfair burden will be imposed on any of the funds for a period of two years after the closing. In addition, each fund's board of trustees currently complies with the requirements under Section 15(f)(1)(A) of the 1940 Act, which requires that at least 75% of the members of the board are not "interested persons" of Independence or New Independence. The adviser anticipates the Transaction to close on May 31, 2006, although there is no assurance that the Transaction will be completed or as to the actual timing. Nothing in the agreement between Manulife and Convergent imposes any limitations upon the rights of the adviser to recommend termination of the sub-investment management contract.


About the Adviser

The adviser is the investment adviser to each fund. John Hancock is a unit of Manulife, a leading Canadian-based financial services group located at 200 Bloor Street East, Toronto, Ontario, Canada serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife and its subsidiaries were Cdn$ 386 billion (US$ 330 billion) as of March 31, 2006.

The adviser is located at 601 Congress Street, Boston, Massachusetts and was organized in 1968. The adviser had approximately $28 billion in assets under management as of March 31, 2006 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as privately managed accounts.


The board of trustees of each fund is responsible for overseeing the performance of each fund's investment adviser and determining whether to approve and renew each fund's investment management contract.

The principal executive officers and the directors of the adviser are listed below, along with their principal occupations.


  Name and Title                 Principal Occupation
--------------------------------------------------------------------------------------------------------------------------------
 James R. Boyle                  Chairman and Director, the adviser, The Berkeley Financial Group, LLC ("The Berkeley
 Chairman and Director           Group") (holding company) and John Hancock Funds, LLC ("John Hancock Funds");
                                 President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance
                                 Company (since June, 2004); President U.S. Annuities; Senior Vice President, The
                                 Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).
--------------------------------------------------------------------------------------------------------------------------------
 Keith F. Hartstein              Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and
 Director, President and Chief   Chief Executive Officer, the adviser and The Berkeley Group (holding company); Director,
 Executive Officer               President and Chief Executive Officer, John Hancock Funds; Director, President and Chief
                                 Executive Officer, Sovereign Asset Management LLC ("Sovereign"); Director, John Hancock
                                 Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc.
                                 (NM Capital); Chairman, Investment Company Institute Sales Force Marketing Committee
                                 (since 2003); Executive Vice President, John Hancock Funds (until 2005).
--------------------------------------------------------------------------------------------------------------------------------
 John G. Vrysen                  Director, Executive Vice President and Chief Financial Officer, the adviser, Sovereign, The
 Director, Executive Vice        Berkeley Group and John Hancock Funds (since 2005); Vice President and General Manager,
 President and Chief             Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife
 Financial Officer               Wood Logan (until 2004).
--------------------------------------------------------------------------------------------------------------------------------
 William H. King                 Vice President and Treasurer of each of the John Hancock funds advised by the adviser;
 Vice President and Treasurer    Vice President and Assistant Treasurer, the adviser.
--------------------------------------------------------------------------------------------------------------------------------
 Francis V. Knox, Jr.            Vice President and Chief Compliance Officer for Hancock Investment Company, John Hancock
 Vice President and Chief        Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock
 Compliance Officer              Funds (since 2005); Fidelity Investments -- Vice President and Assistant Treasurer, Fidelity
                                 Group of Funds (until 2004); Fidelity Investments -- Vice President and Ethics & Compliance
                                 Officer (until 2001).
--------------------------------------------------------------------------------------------------------------------------------


Investment Performance

The following table shows the investment performance for each fund during the one, five and ten year periods ended March 31, 2006 and the performance of each fund's benchmark index during the same periods.



  Fund                                       One year   Five years   Ten years
---------------------------------------------------------------------------------
 John Hancock Core Equity Fund                 6.07%      1.79%       6.82%
 Class A shares
---------------------------------------------------------------------------------
 S&P 500 Total Return Index                   11.73%      3.97%       8.95%
---------------------------------------------------------------------------------
 John Hancock Small Cap Fund                  15.26%     13.26%        N/A*
 Class A shares
---------------------------------------------------------------------------------
 Russell 2000 Total Return Index              25.85%     12.59%        N/A
---------------------------------------------------------------------------------
 John Hancock Independence Diversified Core   13.21%      4.81%       8.46%
 Equity Fund II Class I shares
---------------------------------------------------------------------------------
 S&P 500 Total Return Index                   11.73%      3.97%       8.95%
---------------------------------------------------------------------------------

*    The fund's Class A shares commenced operations on December 16, 1998.


Terms of the Proposed and Existing Sub-Investment Management Contracts
The terms of each fund's proposed sub-investment management contracts are substantially the same as the terms of the fund's existing sub-investment management contracts, except for the dates of execution, effectiveness and termination. The sub-advisory fees to be paid by the adviser to New Independence under the proposed sub-investment management contracts are identical to the fees under the existing sub-investment management contracts. All the terms described below with respect to each fund's proposed sub-investment management contract are contained in the fund's existing sub-investment management contract. The following summary of the terms of the proposed sub-investment management contracts is qualified by reference to the representative form of proposed sub-investment management contract attached to this proxy statement as Exhibit A. Because the proposed sub-investment management contracts are substantially similar except for the sub-advisory fee rates, only one representative form of proposed sub-investment management contract for these funds is included as Exhibit A.

Compensation. The proposed sub-investment management contracts provide that New Independence is required to pay all expenses that it incurs in connection with the performance of its duties under the sub-investment management contract. The sub-investment management contract also provides that the adviser, not the fund, will pay the sub-advisory fees.


The following table shows the investment management fee and the sub-advisory fee for each of the funds. The investment management fee is expressed as a percentage of average daily net assets and the fees are in dollars for the most recent fiscal year.



                                                                                     Investment        Sub-Advisory
                                                                                     Management          Fee Paid
                                    Investment                                        Fee Paid        (for the most
                                    Management               Sub-Advisory        (for most recently   recently ended
  Fund                               Fee Rate                  Fee Rate          ended fiscal year)    fiscal year)
---------------------------------------------------------------------------------------------------------------------------
 John Hancock               0.75% up to $750 million   35% of investment             $2,792,282         $ 977,299
 Core Equity Fund           0.70% over $750 million    management fee
---------------------------------------------------------------------------------------------------------------------------
 John Hancock               0.90% up to $1 billion     0.41% of average daily        $1,151,996         $      --**
 Small Cap Fund             0.85% over $1 billion*     net asset value
---------------------------------------------------------------------------------------------------------------------------
 John Hancock               0.50% up to $1 billion     35% of investment             $  130,440         $  45,654
 Independence Diversified   0.45% over $1 billion      management fee
 Core Equity Fund II
---------------------------------------------------------------------------------------------------------------------------

*    Effective 7/1/05.
** Independence waived the sub-advisory fee through the fund's fiscal year ended October 31, 2005.

Term. If approved by shareholders of the fund, the proposed sub-investment management contracts will each take effect as of July 14, 2006 and will remain in effect until June 30, 2007. Thereafter, the proposed sub-investment management contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

Limitation of Liability of Sub-Adviser. New Independence will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the adviser, the funds or any of their affiliates as a result of any error of judgment or mistake of law by New Independence with respect to the funds, except that nothing in the proposed sub-investment management contract will limit New Independence's liability for New Independence's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under each sub-investment management contract.

Termination, Continuance and Amendment. Each sub-investment management contract will continue in effect from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) each fund's trustees, or (b) a majority of each fund's outstanding voting securities, as defined in the 1940 Act. Each sub-investment management contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of a fund's outstanding voting securities, or by the adviser or sub-adviser. The sub-investment management contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.


The Management Contract

Under each fund's management contract, the adviser, subject to the direction of the trustees, provides each fund with a continuous investment program for the management of its assets, consistent with such fund's investment objective and policies. The adviser furnishes each fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the fund in connection with policy decisions to be made by the trustees;

o furnishes the fund with research, economic and statistical data in connection with the fund's investments and policies;

o    provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the fund;

o provides required reports and recommendations to the trustees and maintains the records of the fund; and

o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides each fund with office space, supplies and other facilities required for the business of the funds. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the funds. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the funds are borne by each fund, including fees of the independent trustees and all fees of lawyers and accountants.


Limitation of Liability. Each management contract provides that the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from the reckless disregard of its obligations and duties under the management contract.

Interim Sub-Investment Management Contract

Under the 1940 Act, shareholders must approve any new investment management and sub-investment management contracts for the funds. However, Rule 15a-4 under the 1940 Act permits your trustees to appoint New Independence as sub-adviser on an interim basis without prior shareholder approval if New Independence agrees to provide such services on the same terms as Independence and the new sub-investment management contracts are approved by shareholders within 150 days of the date New Independence begins to manage the funds. On May 2, 2006, your trustees approved the appointment of New Independence as interim sub-adviser. The adviser anticipates the Transaction to close on May 31, 2006. Upon the closing of the Transaction, New Independence would begin managing the funds pursuant to the interim sub-investment management contract.

Because Manulife will be receiving consideration in connection with the Transaction, any fees that New Independence would be entitled to under the interim sub-investment management contract will be held in escrow by the funds until shareholders approval is obtained. If New Independence is not approved as sub-adviser to a fund, New Independence will not receive the fee under the current sub-investment management contract but instead would be paid a fee based upon New Independence's cost in managing the fund or the fee in the interim sub-investment management contract if lower. If New Independence's appointment as sub-adviser is not approved by shareholders within 150 days of the closing of the Transaction, New Independence will no longer provide sub-advisory services to the funds. Approval by shareholders of the new sub-investment management contract with respect to a fund will also constitute approval of the interim sub-investment management contract.

The interim sub-investment management contracts incorporate the terms of the existing sub-investment management contracts, which are discussed above.

Board Consideration of Approval of New Sub-Investment Management Contracts

Section 15(c) of the 1940 Act requires that your trustees, including a majority of the trustees who have no direct or indirect interest in the sub-investment management contracts and are not "interested persons" of the funds, as defined in the 1940 Act (the "Independent Trustees"), approve the adoption of each sub-investment management contract with New Independence. At meetings held on May 2, 2006, your trustees, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of New Independence as sub-adviser to the funds and the approval of the sub-investment management contracts. During such meetings, the Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the sub-investment management contracts, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of each fund and a broader universe of relevant funds (the "Universe") selected by Morningstar, an independent provider of investment company data, for a range of periods, (ii) advisory, sub-advisory and other fees incurred by, and the expense ratios of, each fund and a peer group of comparable funds selected by Morningstar (the "Peer Group"), (iii) the fees of comparable portfolios of other clients of New Independence, (iv) Independence's record of compliance with applicable laws and regulations, including a report by the Chief Compliance Officer on Independence's compliance program, with each fund's investment policies and restrictions, and with the funds' Code of Ethics, and the structure and responsibilities of the adviser's and sub-adviser's compliance department, (v) the background and experience of senior management and investment professionals of New Independence, including a review of the educational and professional experience of senior management and the portfolio managers of the funds and meeting with senior management of Independence, (vii) the potential impact of the Transaction on the management and resources of New Independence, and (vii) the nature, cost and character of sub-investment management services provided by Independence.

Nature, Extent and Quality of Services. The Boards considered the ability of New Independence, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Independence. Based on the above factors, together with those referenced below, the Boards concluded that, within the context of its full deliberations, the nature, extent and quality of the sub-investment advisory services provided to each fund by Independence were sufficient to support appointment of New Independence as sub-adviser.

Fund Performance. The Boards considered the performance results for each fund over various time periods. The Boards also considered these results in comparison to the performance of the Universe, as well as the fund's benchmark indices. Morningstar determined the Universe for each fund. The Board noted that with respect to John Hancock Core Equity Fund, although the fund has underperformed against its peer group over five and ten year periods, the fund is in the first and second quartiles relative to its peer group over the one and three year periods respectively. With respect to John Hancock Independence Diversified Core Equity Fund II, the Board noted that the fund is in the first or second quartile of its peer group over one, three, five and ten year periods. With respect to the John Hancock Small Cap Fund, the Board noted that the fund's performance over the five year period was in the first quartile of the peer group, with the shorter term performance of the fund being below the peer group.

Sub-Advisory Fee Rates. The Boards reviewed and considered the contractual investment management fee rates payable by each fund to the adviser for investment advisory services (the "Advisory Agreement Rate"). The Boards received and considered information comparing the Advisory Agreement Rate with those of the other funds in the Peer Group and determined that the subadvisory fee paid to Independence was reasonable in light of the services provided to the funds and the fees received by other subadvisers in the Peer Group. The Boards also received and considered information regarding each fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Boards also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Boards also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the adviser to Independence. The Boards concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.


Information About Services to Other Clients. The Boards also received information about the nature, extent and quality of services and fee rates offered by Independence to its other clients, including other registered investment companies, institutional investors and separate accounts. The Boards concluded that the Sub-Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by New Independence and giving effect to differences in services covered by such fee rates.

Other Factors and Broader Review. As discussed above, the Boards reviewed detailed materials received from New Independence in connection with the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the funds receives throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the sub-investment management contracts (including the interim sub-investment management contracts) for each fund was in the best interest of each fund and its shareholders. Accordingly, the Board unanimously approved the approval of the sub-investment management contracts.

Required vote

Approval of this proposal requires the affirmative vote of either (i) a majority of the outstanding shares entitled to vote, or (ii) 662/3% of the shares present at the meeting, if at least 50% of the outstanding shares entitled to vote are present at such meeting (a "1940 Act Majority Vote"), whichever is less. If a fund does not approve this proposal, the interim sub-investment management contract will terminate and the adviser will manage the fund.


Trustees' Recommendation

The trustees, including all of the trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), by a vote cast at an in-person meeting held on May 2, 2006, unanimously approved and voted to recommend to the shareholders of each fund that each fund adopts the proposed sub-investment management contract. If the funds' shareholders approve the proposed sub-investment management contract, the sub-investment management contracts will take effect as of July 14, 2006.

If the proposed sub-investment management contract is not approved for a fund, such fund's trustees will consider what action, if any, should be taken to obtain subadvisory services for the fund.

The trustees of your fund recommend that the shareholders of your fund vote "FOR" the proposed sub-investment management contract.


PROPOSAL 2

Approval of a Policy Allowing the Adviser and the Board of Trustees to Appoint or Terminate Sub-advisers and to Approve Amendments to Sub-advisory Agreements Without Shareholder Approval

Summary

At the board of trustees' meeting held on May 2, 2006, the trustees, including the Independent Trustees, approved and recommended that shareholders of each fund approve a policy to permit the adviser to appoint sub-advisers, to enter into sub-advisory agreements, and to amend or terminate existing sub-advisory agreements (including the sub-investment management contracts discussed in Proposal 1) without further shareholder approval (the "sub-adviser approval policy"). Any such appointment or termination would be subject to prior approval of the board of trustees, including a majority of the Independent Trustees.


Section 15 Exemptive Order

The John Hancock group of funds ("John Hancock Funds") may rely upon an exemptive order from the Securities and Exchange Commission ("SEC") (the "exemptive order") relieving them from certain provisions of Section 15(a) of the 1940 Act in connection with the sub-adviser approval policy. The exemptive order applies to John Hancock Funds that meet the conditions of the order, one of which includes obtaining shareholder approval for this proposal. The provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. If shareholders approve this proposal, the adviser will be authorized, subject to approval by the board of trustees, to evaluate, select and retain one or more sub-advisers for each fund, terminate or replace any sub-adviser so approved or modify any sub-advisory agreement with respect to any fund without obtaining further approval of the fund's shareholders. The trustees and the adviser would be authorized to take such actions whenever they determine that such actions will benefit a fund and its shareholders.


Shareholder Approval Policy

The adviser has served as the investment adviser to each fund since its inception, except for John Hancock Small Cap Fund for which the adviser has served as investment adviser since 2004. The adviser represents that it has the experience and expertise to evaluate, select and supervise sub-advisers who can add value to shareholders' investments in the funds.

Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern any of the funds, the adviser, any proposed sub-adviser, or any proposed sub-advisory agreement, other than the requirement to have a sub-advisory agreement approved at a meeting of the fund's shareholders. The board of trustees of each fund, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements between the adviser and any sub-adviser, as well as all changes to any sub-advisory agreements. In addition, the fund and the adviser will be subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected whenever the adviser acts under the sub-adviser approval policy. Furthermore, within 90 days of the adoption of or a change to the fund's sub-advisory arrangements, the fund will provide you with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the sub-advisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to the adviser. If the fund implements this policy, the adviser, pursuant to its investment management contract with the fund, will continue, directly or through sub-advisers, to provide the same level of management and administrative services to the fund as it has always provided. The funds will not be responsible for the payment of any sub-advisory fees.


The exemptive relief applies to at least the following situations: (1) the adviser determines to retain a sub-adviser for all or a portion of any fund's assets; (2) a sub-adviser is removed for substandard performance; (3) an individual acting as a fund's portfolio manager moves from employment with one sub-adviser to another firm, which the adviser then appoints as a sub-adviser; (4) there is a change of control of a sub-adviser; (5) the adviser decides to diversify a fund's management by adding an additional sub-advisers; (6) there is a change in investment style of a fund; and (7) the adviser negotiates a reduction (or the sub-adviser negotiates an increase) in the sub-advisory fee that the adviser pays to a sub-adviser. If the adviser negotiates a decrease in the compensation that it pays any sub-adviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The sub-adviser approval policy will not be used to approve any sub-adviser that is affiliated with Manulife, as that term is used in the 1940 Act, or to materially amend any sub-advisory agreement with an affiliated sub-adviser.


Reasons for Requesting Section 15 Exemptive Relief

The trustees believe that it is in the best interest of each fund and its shareholders to allow the adviser the flexibility to provide its investment advisory services to the funds through one or more sub-advisers which have particular expertise in the type of investments on which a fund focuses. In addition, the trustees believe that providing the adviser with maximum flexibility to select, supervise and evaluate sub-advisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of each fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for the adviser to appoint a sub-adviser or materially modify a sub-advisory agreement, the fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the adviser would be able to act more quickly to appoint a sub-adviser when the trustees and the adviser feel that the appointment would benefit a fund.


Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in the adviser (subject to review by the board of trustees) in light of the adviser's expertise in investment management and its ability to select the most appropriate sub-adviser(s). The trustees believe that many investors choose to invest in the funds because of the adviser's investment management experience and expertise. The adviser believes that, if it becomes appropriate to appoint a sub-adviser to a fund, it can use this experience and expertise in evaluating and choosing sub-advisers who can add the most value to your investment in that fund. The adviser also has experience in retaining and supervising sub-advisers.

Finally, the trustees will provide sufficient oversight of the sub-adviser approval policy to ensure that shareholders' interests are protected whenever the adviser selects a sub-adviser or modifies a sub-advisory agreement. The board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. Each sub-advisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the exemptive order provides relief.

Required vote

Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the fund's outstanding shares. If a fund does not approve this proposal, the sub-adviser approval policy will not be adopted with respect to that fund and decisions regarding a proposed sub-adviser or a material change to a sub-advisory agreement will continue to require shareholder approval.

Recommendation

For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote FOR the proposed policy allowing the adviser and the board of trustees to appoint or terminate sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. The presence in person or by proxy of shareholders entitled to cast 50% of the votes entitled to be cast at the meeting will constitute a quorum. A 1940 Act Majority Vote of your fund's shareholders is required for the approval of each proposal.


Shares                          Quorum                                         Voting
---------------------------------------------------------------------------------------------------------------------------------
 In General                     All shares "present" in person or by proxy     Shares "present" in person will be voted
                                are counted toward a quorum.                   in person at the meeting. Shares present
                                                                               by proxy will be voted in accordance
                                                                               with instructions.
---------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the     Considered "present" at meeting for purposes   Broker non-votes do not count as a vote
 underlying holder has not      of quorum                                      "for" and effectively result in a vote "against."
 voted and the broker does
 not have discretionary
 authority to vote the shares)
---------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting           Considered "present" at meeting for purposes   Voted "for" the proposal.
 Instruction (other than        of quorum
 Broker Non-Vote)
---------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                Considered "present" at meeting for purposes   Abstentions do not constitute a vote "for"
                                of quorum                                      and effectively result in a vote "against."
---------------------------------------------------------------------------------------------------------------------------------


If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this proxy statement. Your fund will continue to be managed by the adviser and the board of trustees will consider what further action may be appropriate.


INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser and your fund's transfer agent, John Hancock Signature Services, Inc. ("JHSS"); or by broker-dealer firms. JHSS, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the funds at a cost of approximately $40,000 to be paid by Independence.


Revoking Proxies

A fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, or

     o By returning a duly executed proxy with a later date that is received by the fund before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.


Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of May 16, 2006 (the "record date"), 20,098,733 shares of beneficial interest of John Hancock Small Cap Fund were outstanding; 11,161,752 shares of beneficial interest of John Hancock Core Equity Fund were outstanding; and 8,289,108 shares of beneficial interest of John Hancock Independence Diversified Core Equity Fund II were outstanding.


Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum.

Other Business

Each fund's board of trustees knows of no business to be presented for consideration at the meeting other than Proposal 1 and Proposal 2. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail with a toll-free number to call the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site on the proxy card.

     o    Enter the control number found on your proxy card.

     o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

     o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholder Proposals

Your fund is not required and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 601 Congress Street, Boston, Massachusetts 02210 within a reasonable time before any meeting.

OWNERSHIP OF SHARES IN THE FUNDS


To the knowledge of the funds, as of May 16, 2006 (the record date), the following persons owned of record or beneficially 5% or more of the fund's outstanding shares:



John Hancock Core Equity Fund
-----------------------------------------------------------------------------------------
Name and Address                           Class A     Class B      Class C       Class I
MLPF&S                                      5.54%       5.81%        11.94%          --
For the sole benefit of its customers
Attention: Fund Administration
4800 Deer Lake Drive East, 2nd Fl
Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------
MG Trust Services Custodian                   --          --            --         99.31%
FOB Perkin Elmer
700 17th Street, Suite 150
Denver, CO 80202-3502
-----------------------------------------------------------------------------------------

John Hancock Small Cap Fund
-----------------------------------------------------------------------------------------
Name and Address                           Class A     Class B      Class C       Class I
Charles Schwab & Co. Inc.                   7.99%         --            --           --
Reinvest Account
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA

Jupiter & Co.                               5.43%         --            --           --
c/o Investors Bank & Trust Co.
P.O. Box 9130
Boston, MA

MLPF&S                                        --       14.81%        19.36%          --
For the sole benefit of its customers
Attention: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL

Citigroup Global Markets Inc                  --          --          8.55%          --
333 West 34th Street
New York, NY

State Street Bank & Trust as TTEE             --          --            --        43.34%
Vought Aircraft Industries 401(k)
105 Rosemont Rd
Westwood, MA

Letort Management & Trust Co                  --          --            --        12.31%
3130 Morningside Dr
Camp Hill PA

Bank of America NA Custodian                  --          --            --         6.96%
Diocesan Invest Trust of RI
P.O. Box 831575
Dallas, Tx

Wells Fargo Bank NA                           --            --          --         6.56%
Universal Hospital
SVCS EMP PEN P
P.O. Box 1533
Minneapolis, MN

John Hancock Independence Diversified Core Equity Fund II
-----------------------------------------------------------------------------------------
Name and Address                                                       Class I
Peter Kamin                                                             32.49%
Knowles Electronics, Inc.
Pension Trust
1151 Maplewood Drive
Itasca, IL 60143-2058

MG Trust Services Custodian                                             18.61%
FBODerlan Precision Gear
VOL Savings
700 17th St, Ste 150
Denver, CO 80202-3502

MG Trust Services Custodian                                             12.64%
FBO The Investment Incentive Plan
700 17th St, Ste 150
Denver, CO 80202-3502

MCB Trust Services Custodian                                            10.01%
FBO Cape Ann Local Lodge #2654
401K Plan
700 17th St, Ste 150
Denver, CO 80202-3502

MG Trust Services Custodian                                              9.83%
FBO ACP-ASIM A
700 17th St, Ste 150
Denver, CO 80202-3502

MG Trust Services Custodian                                              6.53%
FBO Manistique Papers Inc.
401K, 700 17th St Ste 150
Denver, CO 80202-3502

As of December 31, 2005, the trustees and officers of each trust owned in the aggregate less than 1% of the outstanding shares of each fund.


AVAILABLE INFORMATION
Your fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by your fund can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      EXHIBIT A


JOHN HANCOCK ___________ TRUST
SUB-INVESTMENT MANAGEMENT CONTRACT

AGREEMENT made this ___ day of _______, 2006, among John Hancock Advisers, LLC, a Delaware limited liability company (the "Adviser"), Independence Investment, LLC a Delaware limited liability company (the "Sub-adviser") and John Hancock ___________ Trust, a business trust under the laws of the Commonwealth of Massachusetts (the "Trust") on behalf of John Hancock ________ Fund (the "Fund"), a series of the Trust. In consideration of the mutual covenants contained herein, the parties agree as follows:


1.   APPOINTMENT OF SUB-ADVISER

     The Sub-adviser undertakes to act as investment sub-adviser to the Fund and, subject to the supervision and control of the Trustees of the Trust and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Fund. The Sub-adviser will be an independent contractor and will have no authority to act for or represent the Trust, the Fund or the Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust or the Adviser.

2.   SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST AND THE FUND

     a. Subject always to the direction and control of the Trustees of the Trust, the Sub-adviser shall have investment discretion over the assets of the Fund and will manage the investments and determine the composition of these assets in accordance with the Trust's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-adviser will:

          i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund's portfolio or are under consideration for inclusion in the Fund's portfolio;

          ii. formulate and implement a continuous investment program for the Fund that is consistent with the investment objectives and related investment policies for the Fund as described in the Trust's registration statement, as amended, copies of which shall be furnished to the Sub-adviser promptly upon amendment;

          iii. take whatever steps are necessary to implement the investment program by the purchase and sale of securities, including the placing of orders for such purchases and sales;

          iv. regularly report to the Trustees of the Trust and to the Adviser with respect to the implementation of the investment program; and

          v. provide assistance to the Trust's custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available.

     b. The Sub-adviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully.

     c. The Sub-adviser will select brokers and dealers to effect all transactions subject to the following conditions: The Sub-adviser will place all necessary orders with brokers, dealers, or issuers and will negotiate brokerage commissions, if applicable. The Sub-adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement, as amended, and consistent with its fiduciary obligation to seek best execution. Subject to policies established from time to time by the Board of Trustees of the Trust, the Sub-adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer if the Sub-adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Sub-adviser's overall responsibilities with respect to accounts managed by the Sub-adviser. The Sub-adviser may use for the benefit of the Sub-adviser's other clients, or make available to companies affiliated with the Sub-adviser or to its directors for the benefit of their clients, any such brokerage and research services that the Sub-adviser obtains from brokers or dealers.

     d. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

     e. The Sub-adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules thereunder.

     f. The Sub-adviser shall vote proxies relating to the Fund's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Sub-adviser shall vote all proxies relating to securities held by the Fund and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Sub-adviser shall review its proxy voting activities on a periodic basis with the Trustees and with the Adviser.

3.   COMPENSATION OF SUB-ADVISER

     The Adviser will pay the Sub-adviser with respect to the Fund the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUB-ADVISER

     Neither the Sub-adviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust or Fund for any error of judgment or mistake of law or for any loss suffered by the Adviser, Trust or Fund in connection with the matters to which this Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-adviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents, members and shareholders of the Trust are or may be interested in the Sub-adviser as trustees, officers, partners, shareholders, directors, members or otherwise; that employees, agents, shareholders, directors, members and partners of the Sub-adviser are or may be interested in the Trust as trustees, officers, shareholders, members or otherwise; that the Sub-adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder, except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the limited liability company agreement of the Sub-adviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Sub-adviser shall comply with all applicable laws and regulations in providing the services contemplated hereunder. Without limiting the foregoing, the Sub-adviser shall provide all information reasonably requested of it by the Board of Trustees of the Trust in accordance with its duty to do so under Section 15(c) of the Investment Company Act and the Sub-adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body, by reason of this Agreement, may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to the Fund on the later of (i) its execution, (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below and (iii) immediately following the close of business on _________, 2007. The Agreement will continue in effect with respect to the Fund for a period more than two years from its effective date only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Fund votes to approve the Agreement or its continuance.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-adviser will continue to act as investment sub-adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Sub-adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-adviser in respect of the Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, as to the Fund by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser and the Sub-adviser, or by the Adviser or Sub-adviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the advisory agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

     The Sub-adviser will promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events:

          a. the Sub-adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          b. the Sub-adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

          c. any change in actual control or management of the Sub-adviser or the portfolio manager of the Fund.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-adviser and its affiliates may give advice and take action for other accounts, including investment companies, which differs from advice given or the timing or nature of action taken for the Fund. The Sub-adviser is not obligated to initiate transactions for the Fund in any security that the Sub-adviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH OTHER SUB-ADVISERS

     As required by Rule 17a-10 under the Investment Company Act, the Sub-adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

          1.   other sub-advisers to the Fund

          2.   other sub-advisers to any other fund

          3.   other sub-advisers to a fund under common control with the Fund provided, however, the Sub-adviser may consult with any entity listed above that is an affiliate of the Sub-adviser.

11. AMENDMENTS TO THE AGREEMENT

     This Agreement (with the exception of Appendix A, which may be amended by the Adviser and the Sub-adviser from time to time) may be amended by the parties hereto only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment. No amendment shall be effective unless it is in writing and signed by all parties hereto.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Fund thereof, but only the assets belonging to the Trust, or the Fund with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF FUND HOLDINGS

     The Sub-adviser agrees to treat the portfolio security positions of the Fund as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Fund Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The policy and any such amendment shall not be binding upon the Sub-adviser until a copy has been provided to the Sub-adviser.

19.  COMPLIANCE

     Upon execution of this Agreement, the Sub-adviser shall provide the Adviser and the Trust with the Sub-adviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-adviser shall promptly submit to the Trust and the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of any regulatory examination of the Sub-adviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Sub-adviser to the Trust, including but not limited to any material violation of the Compliance Policies or of the Sub-adviser's code of ethics. Throughout the term of this Agreement, the Sub-adviser shall provide the Adviser and the Trust with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Trust and/or the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                  JOHN HANCOCK ADVISERS, LLC


                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:





                                  JOHN HANCOCK _______ TRUST
                                  on behalf of John Hancock ___________ Fund


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:




                                  INDEPENDENCE INVESTMENT, LLC


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                                                                     APPENDIX A

The Sub-adviser shall serve as investment sub-adviser for the Fund listed below. The Adviser will pay the Sub-adviser, as full compensation for all services provided under this Agreement with respect to the Fund, the fee computed separately for such Fund at an annual rate as follows (the "Sub-adviser Fee"):


                                                       Percentage of Advisory
                                                            Fee Payable to
Fund                                                          the Adviser
--------------------------------------------------------------------------------
John Hancock _________ Fund                                      ____%
--------------------------------------------------------------------------------


The Sub-adviser Fee for the Fund shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid quarterly to the Sub-adviser within 30 calendar days of the end of each quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable Sub-adviser Fee, and multiplying this product by the net assets of the Fund. The Adviser shall provide the Sub-adviser with such information as the Sub-adviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by the Sub-adviser.

If this Agreement becomes effective or terminates, or if the manner of determining the applicable Sub-adviser Fee changes, before the end of any quarter, the fee (if any) for the period from the effective date to the end of such quarter or from the beginning of such quarter to the date of termination or from the beginning of such quarter to the date of such change, as the case may be, shall be pro rated according to the proportion which such period bears to the full quarter in which such effectiveness or termination or change occurs.

                    ----------------------------------------

                                      Thank
                                       You

                                   for mailing
                                    your proxy
                                  card promptly!

                    ----------------------------------------





               [Logo]
           John Hancock(R)

              [Graphic]                 John Hancock Funds, LLC
           WORLDWIDE SPONSOR            MEMBER NASD
                                        601 Congress Street
                                        Boston, MA 02210-2805

                                        1-800-225-5291
                                        1-800-554-6713 TDD
                                        1-800-338-8080 EASI-Line

                                        www.jhfunds.com


                                                                      INDPX 5/06

VOTE THIS PROXY CARD TODAY!

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   THREE EASY WAYS TO VOTE YOUR PROXY
   Read the Proxy Statement and have the Proxy card at hand.
   TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.
   INTERNET:  Go to www.jhfunds.com/proxy and follow the on-line directions.
   MAIL:  Vote, sign, date and return your proxy by mail.
   If you vote by Telephone or Internet, do not mail your proxy.
--------------------------------------------------------------------------------




JOHN HANCOCK CORE EQUITY FUND
SPECIAL MEETING OF SHAREHOLDERS - July 12, 2006
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) Keith F. Hartstein, Alfred P. Ouellette and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of the above referenced Fund (the "Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 601 Congress Street, Boston, Massachusetts, on July 12, 2006 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 24, 2006 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                          PLEASE SIGN, DATE AND RETURN
                          PROMPTLY IN ENCLOSED ENVELOPE

                          Date                                        , 2006
                              ----------------------------------------



                          --------------------------------------------------

                          --------------------------------------------------
                          Signature(s)                   (sign in the box)
                          NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. |X|

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) A PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


(1) To approve a sub-investment management contract among John Hancock Advisers, LLC, the Fund, and Independence Investment LLC.

     FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|


(2) To approve a policy allowing the Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to the Fund without shareholder approval.

     FOR      |_|                       AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.




                                                                    JH 7/2006 lp

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John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                                Proxy Voting Form
                                  John Hancock
                                Core Equity Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(1) To approve a sub-investment management contract among John Hancock Advisers, LLC, the Fund, and Independence Investment LLC.

Proposal 2.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(2) To approve a policy allowing the Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to the Fund without shareholder approval.

--------------------------------------------------------------------------------
Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "FOR".
--------------------------------------------------------------------------------

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

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                                Proxy Voting Form
                                  John Hancock
                                Core Equity Fund

-----------------------------------------------------------------------
                    Thank You! Your vote has been submitted
-----------------------------------------------------------------------

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(1)  To  approve  a  sub-investment   management  contract  among  John  Hancock
     Advisers, LLC, the Fund, and Independence Investment LLC.

Proposal 2.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(2) To approve a policy allowing the Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to the Fund without shareholder approval.



Please refer to the proxy statement for discussion of each of these matters.
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